SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported):           April 12, 1999

                              DIALOGIC CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

     New Jersey                    33-59598                      22-2476114
     (State or other             (Commission                    (IRS Employer
     jurisdiction of             File Number)                   Identification
     incorporation)                                                Number)

   1515 Route 10, Parsippany, New Jersey                         07054
  (Address of principal executive offices)                     (Zip Code)

                         Registrant's telephone number,
                       Including area code: (973) 993-3000



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     Item 5. Other Events

     The Company's Press Releases, dated April 12, 1999 and April 15, 1999, are incorporated herein by reference and filed as exhibits to this Current Report on Form 8-K.


     Item 7. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated April 12, 1999

     Exhibit 99.2 Press Release dated April 15, 1999



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIALOGIC CORPORATION


                                         By: /s/ Theodore M. Weitz
                                             ______________________________
                                             Theodore M. Weitz
                                             Vice President, General Counsel and
                                             Secretary


     Dated:  April 20, 1999


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                                  EXHIBIT INDEX

         Exhibit 99.1      Press Release dated April 12, 1999

         Exhibit 99.2      Press Release dated April 15, 1999